UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 22, 2006

(Date of earliest event reported)

Morgans Hotel Group Co.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51802	16-1736884
(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue
New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-4100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2006, Morgans Hotel Group Co. (“Morgans”) and DLJ MB IV HRH, LLC (“DLJMB”), an affiliate of DLJ Merchant Banking Partners, entered into an amendment (the “Second Amendment”) to the Contribution Agreement, dated November 7, 2006, as amended, by and between Morgans and DLJMB (the “Contribution Agreement”).  The Second Amendment extended the date specified in the financing condition of the Contribution Agreement (the “Financing Waiver Date”) from 5:00 p.m. on November 22, 2006 to 5:00 p.m. on November 28, 2006.  Morgans and DLJMB had previously entered into an amendment to the Contribution Agreement on November 20, 2006 extending the Financing Waiver Date from 5:00 p.m. on November 20, 2006 to 5:00 p.m. on November 22, 2006.

The financing condition of the Contribution Agreement provides that DLJMB may terminate the Contribution Agreement if, by the Financing Waiver Date, DLJMB is not satisfied, in its sole and absolute discretion, that the joint venture to be formed by the parties and certain of their affiliates (the “Venture”) will have received financing sufficient on or before February 11, 2007 to permit it to (a) consummate the transactions contemplated by the Agreement and Plan of Merger, dated as of May 11, 2006, by and among Morgans, MHG HR Acquisition Corp., Hard Rock Hotel, Inc. and Peter A. Morton, the Purchase and Sale Agreement and Joint Escrow Instructions, dated May 11, 2006, by and between Morgans Group LLC and PM Realty, LLC, the Purchase and Sale Agreement and Joint Escrow Instructions, dated May 11, 2006, by and between Morgans Group LLC and Red, White and Blue Pictures, Inc. and the Purchase and Sale Agreement, dated May 11, 2006, by and between Morgans Group LLC and HR Condominium Investors (Vegas), L.L.C.  (together, the “Transaction Agreements”), (b) finance the ongoing operations of the Venture, (c) finance the proposed expansion of the Hard Rock Hotel & Casino and (d) pay other costs that DLJMB considers necessary or appropriate.  Morgans may terminate the Contribution Agreement for any reason at any time on or before the Financing Waiver Date, provided that if Morgans so terminates the Contribution Agreement and, prior to June 11, 2007 consummates the transactions contemplated by the Transaction Agreements with a third party equity investor, then Morgans will pay to DLJMB its reasonable out-of-pocket costs and expenses upon consummation of such transaction.

A copy of the Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment.

Item 9.01.  Financial Statements and Exhibits.

(a)   None

(b)   None

(c)   None

(d)   Exhibit:

Exhibit No.	Exhibit Description

10.1	Amendment no. 2 to Contribution Agreement, dated November 22, 2006, by and between Morgans Hotel Group Co. and DLJ MB IV HRH, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: November 22, 2006	By:	/s/ Richard Szymanski
Richard Szymanski Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Amendment no. 2 to Contribution Agreement, dated November 22, 2006, by and between Morgans Hotel Group Co. and DLJ MB IV HRH, LLC.